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                                                                   EXHIBIT 10.11

                         TECHNOLOGY TRANSFER AGREEMENT

This TECHNOLOGY TRANSFER AGREEMENT (this "AGREEMENT") is entered into as of November 1, 2004 by and between the following two Parties:

(1)   TRANSFEROR:    JIMMY WEI YU,
      ID No.         310106731015081

(2)   TRANSFEREE:    FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO.,
                     LTD.,

      Legal Address: Room A72, Floor 28, No.369, Jiangsu Road, Changning
                     District, Shanghai.

WHEREAS:

(1) Transferor owns a technology by the name of CF-card technology applicable to multi-media, which is exploited and developed by Transferor (the "CF-CARD TECHNOLOGY"); Transferor intends to transfer the CF-card Technology to the relevant entity, as for the CF-card Technology to be applied on a large scale;

(2) Transferee is an industry entity engaged in the business operation of computer software and hardware, electronic information and data communication, and has the intention to be granted the CF-card Technology from Transferor.

NOW, THEREFORE, for the purpose of specifying the respective rights and obligations of the Parties under the transfer, the Parties hereby enter into this Agreement as follows:

1.    SUBJECT MATTER OF THE TRANSFER

1.1 Upon consultation, Transferor hereby agrees to transfer irrevocably the CF-card Technology to Transferee; in respect of the CF-card Technology, the subject matter thereof under the transfer shall include the followings:

      (1)   the ownership to the CF-card Technology;

      (2) the right to apply for patent and computer software copyright in relation to the CF-card Technology; and

      (3) other interests of ownerships generated from or in connection with the CF-card Technology.
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2.    TRANSFER PRICE

2.1 Upon consultation, the Parties agree that the transfer price for the CF-card Technology shall be Renminbi one (RMB1).

3.    CONFIDENTIALITY AND ASSISTANCE

3.1 Transferor agrees that, once this Agreement is executed, Transferor shall keep the CF-card Technology in confidence, with the confidentiality scope including but not limited to the research and development materials and data in relation to the CF-card Technology, data and information of the CF-card Technology itself, and unless the law prescribes that the CF-card Technology be open to the public or the Transferee so agrees, such confidentiality obligation shall remain valid for an unlimited duration.

3.2 Unless agreed by the Transferee, after the execution of this Agreement, Transferor may no longer further use by itself or authorize others to use the CF-card Technology.

3.2 Once this Agreement is executed, Transferor shall transfer to the Transferee any and all materials, information, etc. in relation to the CF-card Technology that is in Transferor's possession or ownership.

4.    OTHERS

4.1 Anything not covered herein shall be, upon consultation between the Parties, dealt with in a supplementary agreement otherwise entered into, which shall be an integral part hereof, with the equal legal force as this Agreement.

4.2 In case of any disputes arising from the interpretation or implementation of this Agreement or from issues in connection herewith, the Parties shall endeavor to solve the same through friendly consultations between them. If the Parties cannot reach agreement on the solution of the disputes within sixty (60) days of their consultation, either Party shall have the right to submit the disputes to the Shanghai Arbitration Commission for arbitration.

4.3 This Agreement shall be governed by the laws of the People's Republic of China.

4.4   This Agreement is executed in four (4) copies, with each Party keeping two
      (2) copies, and shall become effective on the date of execution.

                   [the remainder of this page is left blank]

Technology Transfer Agreement

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EXECUTION PAGE

TRANSFEROR: JIMMY WEI YU

Signed by: /s/ Jimmy Wei Yu
           -----------------------------
Name:      Jimmy Wei Yu

TRANSFEREE: FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------------
Name:      Jason Nanchun Jiang
Position:  Legal Representative

Technology Transfer Agreement

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